UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 12, 2006

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 Rue Anatole France, 92300 Levallois-Perret, France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01 Other Events.
     On September 12, 2006, Business Objects S.A. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that the Company and its wholly owned subsidiary, Business Objects (U.K.) Limited, had entered into an agreement with Armstrong Laing Limited (“ALG”) to purchase all of ALG’s stock. The press release is incorporated herein by reference.
     A copy of presentation slides concerning the acquisition of ALG are attached hereto as Exhibit 99.2. The slides are incorporated herein by reference. The slides are also available on our investor relations web page at www.businessobjects.com.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press release dated September 12, 2006.

99.2	Presentation slides relating to acquisition of ALG.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 12, 2006

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer and Senior Group Vice President

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated September 12, 2006.

99.2	Presentation slides relating to acquisition of ALG.

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